PENN SERIES FUNDS, INC.

Supplement dated November 14, 2019

to the Prospectus dated May 1, 2019, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

SMID Cap Value Fund

Effective January 1, 2020 (the “Effective Date”), Erik Turenchalk will replace Shri Singhvi as a portfolio manager of the SMID Cap Value Fund (the “Fund”).

As a result of the foregoing, as of the Effective Date, all references in the Prospectus to Shri Singhvi are hereby deleted. In addition, the information in the Prospectus under the heading “Portfolio Managers” in the Fund’s “Fund Summary” section is replaced in its entirety by the following:

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

James MacGregor is currently a Senior Vice President and the Chief Investment Officer of US Small and Mid-Cap Value Equities at AllianceBernstein L.P. and has served as a portfolio manager of the Fund since August 2008.

Erik Turenchalk is currently a Senior Vice President of AllianceBernstein L.P. and has served as a portfolio manager of the Fund since January 2020.

The third paragraph under the heading “Management — Sub-Advisers — AllianceBernstein L.P.” in the Fund’s Prospectus is hereby replaced in its entirety by the following:

The SMID Cap Value Fund is managed by the Small/Mid Cap Value Senior Investment Management Team, which is comprised of James MacGregor and Erik Turenchalk. James MacGregor, Senior Vice President and Chief Investment Officer — US Small and Mid-Cap Value Equities, has served as a portfolio manager of the Fund since August 2008. He joined AllianceBernstein in 2005. Erik Turenchalk, Senior Vice President of AllianceBernstein and Portfolio Manager — US Small and Mid-Cap Value Equities, has served as a portfolio manager of the Fund since January 2020. He joined AllianceBernstein in 1999. Since prior to 2014, he has served as a Senior Vice President or in a substantially similar capacity.

The changes described above will have no effect on the Fund’s investment objectives or principal investment strategies and are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8629    11/19

PENN SERIES FUNDS, INC.

Supplement dated November 14, 2019

to the Statement of Additional Information (“SAI”)

dated May 1, 2019, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

SMID Cap Value Fund

Effective January 1, 2020, Erik Turenchalk will replace Shri Singhvi as a portfolio manager of the SMID Cap Value Fund (the “Fund”).

As a result of the foregoing, effective January 1, 2020, all references in the SAI to Shri Singhvi are hereby deleted. In addition, the last sentence of the paragraph entitled “Fund Shares Owned by Portfolio Managers” under the section “General Information — Portfolio Managers — AllianceBernstein L.P. (“AllianceBernstein”)” is hereby deleted and replaced with the following:

The portfolio managers of the SMID Cap Value Fund did not beneficially own any shares of the Fund as of September 30, 2019.

Additionally, the following is added to the “Other Accounts” chart in the same section of the SAI:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Erik Turenchalk[1]	27	$6,898	36	$813	52	$2,831

[1]	The information for Mr. Turenchalk is provided as of September 30, 2019.

The changes described above will have no effect on the Fund’s investment objectives or principal investment strategies and are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8630    11/19